May 24, 1999

                              AN IMPORTANT REMINDER

          CONCERNING THE 1999 ANNUAL MEETING SCHEDULED FOR MAY 27, 1999

Dear Fellow Shareholder:

As we have advised you, our records show that your proxy for the Annual Meeting of Shareholders of Tultex Corporation has not yet been received.

At the meeting, shareholders will vote on the election of directors, amendments to the 1996 Stock Incentive Plan and the ratification of the selection of auditors. While each issue is important, especially critical are the amendments to the 1996 Stock Incentive Plan increasing the number of shares available to 2,700,000 shares of common stock plus an additional 300,000 shares of common stock for the Plan's replenishment provision. The amendment is Proposal 2 on your proxy. The affirmative vote of a majority of shares voting at the meeting is required to approve these amendments.

THE BOARD OF DIRECTORS BELIEVES THE PLAN BENEFITS THE COMPANY BY ASSISTING IT IN RECRUITING AND RETAINING OFFICERS AND KEY EMPLOYEES WITH ABILITY AND INITIATIVE, PROVIDING GREATER INCENTIVE FOR OFFICERS AND KEY EMPLOYEES, AND ALIGNING THE INTERESTS OF EMPLOYEES WITH THOSE OF THE COMPANY AND ITS STOCKHOLDERS THROUGH OPPORTUNITIES FOR INCREASED STOCK OWNERSHIP.

Your vote FOR Proposal 2 is important. Please sign, date and return the enclosed proxy TODAY. You may do so in either of the following ways:

     o Fax a copy of your proxy to Frances Beam at First Union National Bank at 704/590-7598.

     o Call your proxy vote to Frances Beam at First Union National Bank at 704/590-7398. You must provide your social security number for identification.

     o     Return the proxy in the enclosed self-addressed mailing materials.

     o E-mail your proxy vote to Frances Beam at First Union National Bank at frances.beam@firstunion.com. You must provide your social security number for identification.

Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. Your interest and participation in this important matter are sincerely appreciated.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

                                    Sincerely,

                                    Charles W. Davies, Jr.
                                    President and Chief Executive Officer

PLEASE VOTE
-----------

Please sign, date and return this proxy TODAY. You may do so in either of the following ways:

1. Fax a copy of your proxy to Frances Beam at First Union National Bank at 704/590-7598.
2. Call your vote to Frances Beam at First Union National Bank at 704/590-7398. You will need your social security number for identification.
3.   Return the proxy in the enclosed self-addressed mailing materials.
4. E-mail your proxy vote to Frances Beam at First Union National Bank at frances.beam@firstunion.com. You must provide your social security number for identification.

-----------------------------------------------------------------------------
                               COMMON STOCK PROXY

                               TULTEX CORPORATION
                     P.O. Box 5196, Martinsville, VA 24916

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints John M. Franck, Kimberly E. Adkins and Regina C. Haynes, and each of them, with full power of substitution in each, Proxies to vote all Common Stock of the undersigned in Tultex Corporation at the annual meeting to be held on May 27, 1999 and at any and all adjournments thereof. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

  1. Election of Directors.
   [ ] FOR the nominees listed below    [ ] VOTE WITHHELD To withhold authority
                                            to vote for any individual nominee, strike a
                                            line through the nominee's name in the list
                                            below.

  Nominees: Lynn J. Beasley, Seth P. Bernstein, Charles W. Davies, Jr. Lathan
              M. Ewers, Jr. John M. Franck, H. Richard Hunnicut, Jr., Bruce M. Jacobson, O. Randolph Rollins, Richard M. Simmons, Jr., EXCEPT AS MARKED TO THE CONTRARY.


  2. Approval of amendments to the 1996 Stock Incentive Plan increasing the number of shares available under the Plan to 2,700,000 shares of common stock plus an additional 300,000 shares of common stock for the Plan's replenishment provision.

     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN


  3. Ratification of the Board of Directors' appointment of PricewaterhouseCoopers LLP, independent accountants, as auditors of the Company.
     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN


  4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
    THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
    IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.




                                               Please sign exactly as name
                                               appears below. When shares
                                               are held by joint tenants, both
                                               should sign.


                                               When signing as attorney,
                                               executor, administrator, trustee
                                               or guardian, please vote full
                                               title as such. If a corporation,
                                               please sign in full corporate
                                               name by President or other
                                               authorized officer. If a
                                               partnership, please sign in
                                               partnership name by authorized
                                               person.


                                               Please sign and return, whether
                                               or not you plan to attend the
                                               meeting.


                                               ---------------------------------
                                               SIGNATURE


                                               ---------------------------------
                                               SIGNATURE IF HELD JOINTLY


                                               DATE:               , 1999
                                                    ---------------      -------